UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 29, 2024

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Restricted Stock and Option Awards

On August 29, 2024, PEDEVCO Corp. (the “Company”, “we” and “us”) granted (i) 125,000 shares of restricted Company common stock under the Company’s 2021 Equity Incentive Plan (the “Plan”) to Mr. John Scelfo, our Chairman, which shares vest on July 12, 2025, and (ii) 85,000 shares of restricted Company common stock under the Plan to Mr. H. Douglas Evans, a member of the Board of Directors, which shares vest on September 27, 2025, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and each recipient.  These restricted stock awards were issued and granted in consideration for Messrs. Scelfo and Evans serving as non-employee directors of the Company.

The foregoing description of the Restricted Shares Grant Agreements set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof. A copy of the form of Restricted Shares Grant Agreement for the awards granted on August 29, 2024, is attached as Exhibit 99.3 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission (“SEC”) on September 1, 2021 and is incorporated by reference into this Item 5.02.

 First Amendment to the Company’s 2021 Equity Incentive Plan

On August 29, 2024, at the Company’s 2024 Annual Meeting of stockholders (the “Annual Meeting”) of the stockholders of the Company approved the First Amendment (“First Amendment”) to the PEDEVCO Corp. 2021 Equity Incentive Plan (the PEDEVCO Corp. 2021 Equity Incentive Plan, as amended by the First Amendment, the “2021 Plan”) in accordance with the voting results set forth below under Item 5.07. The First Amendment was originally approved by the Board of Directors of the Company on June 27, 2024, subject to stockholder approval and the First Amendment became effective at the time of stockholder approval.

The material terms of the 2021 Plan, as amended by the First Amendment, were described in the Company’s Definitive Proxy Statement on Schedule 14A under the caption “Proposal 3 – Amendment to PEDEVCO 2021 Equity Incentive Plan” filed with the Securities and Exchange Commission (SEC) on July 12, 2024 (the “Proxy Statement”). Awards under the 2021 Plan may be made in the form of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares. Awards are generally non-transferable. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the 2021 Plan, as a result of the First Amendment, is 13,000,000. The First Amendment increased the maximum number of shares available to be issued under the 2021 Plan from 8,000,000 shares to 13,000,000 shares.

Incentive stock options may be granted under the 2021 Plan only to employees of our company and its affiliates. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the 2021 Plan.

The above description of the First Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1, and incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected three director nominees, (ii) approved the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the 2024 fiscal year, and (iii) approved the First Amendment (discussed above).

A total of 68,459,764 shares of common stock were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (a majority of the outstanding shares of the Company entitled to vote) based on 89,285,267 shares entitled to vote at the Annual Meeting as of the July 1, 2024 record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Proxy Statement and summarized below. This Form 8‑K should be read in connection with the Proxy Statement. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected as directors.

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The results of the voting for each of the proposals were as follows:

1. Election of Directors:

	For	Withhold	Broker Non-Votes
John J. Scelfo	67,641,842	57,581	760,341
Dr. Simon G. Kukes	67,447,542	221,881	760,341
H. Douglas Evans	65,996,288	1,703,135	760,341

2. Ratification of the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2024:

For:	68,279,226

Against:	178,149

Abstain:	2,389

Broker Non-Votes:	-0-

3. To approve and adopt the First Amendment to the Company’s 2021 Equity Incentive Plan:

For:	66,871,063

Against:	786,552

Abstain:	41,808

Broker Non-Votes:	760,341

As such, each of the three (3) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to PEDEVCO Corp. 2021 Equity Incentive Plan (1)
10.2	PEDEVCO Corp. 2021 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

(1)    Filed herewith.

(2)    Filed on September 1, 2021, as Exhibit 99.3 to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-259248).

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: August 30, 2024	By:	/s/ Dr. Simon G. Kukes
Dr. Simon G. Kukes
Chief Executive Officer

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